SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2007

CRESCENT FINANCIAL CORPORATION
______________________________________________________________________________
(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
______________________________________________________________________________
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1005 HIGH HOUSE ROAD, CARY, NC 27513
______________________________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable
______________________________________________________________________________
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 20, 2007, Crescent Financial Corporation (the “Registrant”), parent company of Crescent State Bank, Cary, NC and Port City Capital Bank, Wilmington, NC, announced financial results for the first quarter ended March 31, 2007. For the first quarter, the Registrant reported unaudited net income of $1,466,000 compared to $982,000 for the first quarter ended March 31, 2006. The Registrant reported diluted per share earnings of $0.15 for the first quarter of 2007. Diluted earnings per share are adjusted to reflect the 11-for-10 stock split declared April 18, 2007. A copy of the press release announcing the Registrant’s results for the first quarter ended March 31, 2006 including a table of selected financial information is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01  OTHER EVENTS

On April 18, 2007, the Board of Directors of the Registrant declared an 11-for-10 stock split effected as a 10% stock dividend payable on May 22, 2007 to shareholders of record on May 11, 2007. A copy of the press release announcing the Registrant’s stock split is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated April 20, 2007 with respect to the Registrant’s financial results for the quarter ended March 31, 2007

99.2	Press release dated April 19, 2007 with respect to the Registrant’s 11-for-10 stock split effected as a 10% stock dividend

The Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant's goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer
Dated: April 23, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release with respect to Registrant’s financial results for the quarter ended March 31, 2007

99.2	Press release with respect to Registrant’s 11-for-10 stock split effected as a 10% stock dividend